Exhibit 10.2

Utility Security Instrument

File No. 83-281286

INSTRUMENT OF SATISFACTION AND DISCHARGE

Effective as of October 25, 2005

of the

MORTGAGE AND DEED OF TRUST

dated as of December 1, 1983

from

THE BANK OF NEW YORK

as Trustee

to

TXU ELECTRIC DELIVERY COMPANY

WHEREAS, TXU Electric Delivery Company, a corporation organized and existing under the laws of the State of Texas, having its principal office at 500 N. Akard Street, Dallas, Texas 75201 (the “Company”) and The Bank of New York, as Trustee, a New York banking corporation, having its principal corporate trust office at 101 Barclay Street, New York, New York 10286 (the “Trustee”) are parties to a certain Mortgage and Deed of Trust dated as of December 1, 1983 (the “Original Mortgage”), as heretofore amended and supplemented by the First Supplemental Indenture, dated as of April 1, 1984, Second Supplemental Indenture, dated as of September 1, 1984, Third Supplemental Indenture, dated as of April 1, 1985, Fourth Supplemental Indenture, dated as of August 1, 1985, Fifth Supplemental Indenture, dated as of September 1, 1985, Sixth Supplemental Indenture, dated as of December 1, 1985, Seventh Supplemental Indenture, dated as of March 1, 1986, Eighth Supplemental Indenture, dated as of May 1, 1986, Ninth Supplemental Indenture, dated as of October 1, 1986, Tenth Supplemental Indenture, dated as of December 1, 1986, Eleventh Supplemental Indenture, dated as of December 1, 1986, Twelfth Supplemental Indenture, dated as of February 1, 1987, Thirteenth Supplemental Indenture, dated as of March 1, 1987, Fourteenth Supplemental Indenture, dated as of April 1, 1987, Fifteenth Supplemental Indenture, dated as of July 1, 1987, Sixteenth Supplemental Indenture, dated as of September 1, 1987, Seventeenth Supplemental Indenture, dated as of October 1, 1987, Eighteenth Supplemental Indenture, dated as of March 1, 1988, Nineteenth Supplemental Indenture, dated as of May 1, 1988, Twentieth Supplemental Indenture, dated as of September 1, 1988, Twenty-first Supplemental Indenture, dated as of November 1, 1988, Twenty-second Supplemental Indenture, dated as of January 1, 1989, Twenty-third Supplemental Indenture, dated as of August 1, 1989, Twenty-fourth Supplemental Indenture, dated as of November 1, 1989, Twenty-fifth Supplemental Indenture, dated as of December 1, 1989, Twenty-sixth Supplemental Indenture, dated as of February 1, 1990, Twenty-seventh Supplemental Indenture, dated as of September 1, 1990, Twenty-eighth Supplemental Indenture, dated as of October 1, 1990, Twenty-ninth Supplemental Indenture, dated as of October 1, 1990, Thirtieth Supplemental Indenture, dated as of March 1, 1991, Thirty-first Supplemental Indenture, dated as of May 1, 1991, Thirty-second Supplemental Indenture, dated as of July 1, 1991, Thirty-third Supplemental Indenture, dated as of February 1, 1992, and Thirty-fourth Supplemental Indenture, dated as of April 1, 1992, Thirty-fifth Supplemental Indenture, dated as of April 1, 1992, Thirty-sixth Supplemental Indenture, dated as of June 1, 1992, Thirty-seventh Supplemental Indenture, dated as of June 1, 1992, Thirty-eighth Supplemental Indenture, dated as of August 1, 1992, Thirty-ninth Supplemental Indenture, dated as of October 1, 1992, Fortieth Supplemental Indenture, dated as of November 1, 1992, Forty-first Supplemental Indenture, dated as of December 1, 1992, Forty-second Supplemental Indenture, dated as of March 1, 1993, Forty-third Supplemental Indenture, dated as of April 1, 1993, Forty-fourth Supplemental Indenture, dated as of April 1, 1993, Forty-fifth Supplemental Indenture, dated as of May 1, 1993, Forty-sixth Supplemental Indenture, dated as of July 1, 1993, Forty-seventh Supplemental Indenture, dated as of October 1, 1993, Forty-eighth Supplemental Indenture, dated as of November 1, 1993, Forty-ninth Supplemental Indenture, dated as of May 1, 1994, Fiftieth Supplemental Indenture, dated as of May 1, 1994, Fifty-first Supplemental Indenture, dated as of August 1, 1994, Fifty-second Supplemental Indenture, dated as of April 1, 1995, Fifty-third Supplemental Indenture, dated as of June 1, 1995, Fifty-fourth Supplemental Indenture, dated as of October 1, 1995, Fifty-fifth Supplemental Indenture, dated as of March 1, 1996, Fifty-sixth Supplemental Indenture, dated as of September 1, 1996, Fifty-seventh Supplemental Indenture, dated as of February 1, 1997, Fifty-eighth Supplemental

Indenture, dated as of July 1, 1997, Fifty-ninth Supplemental Indenture, dated as of March 1, 1999, Sixtieth Supplemental Indenture, dated as of December 1, 2000, Sixty-first Supplemental Indenture, dated as of February 1, 2001, Sixty-second Supplemental Indenture, dated as of July 1, 2001, Sixty-third Supplemental Indenture, dated as of January 1, 2002, Sixty-fourth Supplemental Indenture, dated as of May 1, 2002 and Sixty-fifth Supplemental Indenture, dated as of December 1, 2002, (together the “Supplemental Indentures,” the “Original Mortgage” so amended and supplemented, the “Mortgage”);

WHEREAS, the Original Mortgage and the Supplemental Indentures have been duly recorded and filed as a mortgage and security agreement with respect to real and personal property, and appropriate utility security instruments have been filed with the Secretary of State of Texas under File No. 83-281286, the appropriate place in the State of Texas;

WHEREAS, Notices of Utility Security Instruments and Notice of Name Change, Merger or Consolidation related to the Mortgage have been filed for record and recorded in various counties in the State of Texas;

WHEREAS, the Company has paid the principal and interest on all bonds issued under the Mortgage;

WHEREAS, the Company has paid or caused to be paid all other sums payable under the Mortgage;

WHEREAS, the Company, by the written request dated the date hereof, requested that the Trustee execute and deliver this Instrument in order to (i) acknowledge satisfaction and discharge of the Mortgage, (ii) cancel, discharge and satisfy the Lien of the Mortgage and (iii) reconvey and transfer to the Company the Mortgaged and Pledged Property;

WHEREAS the Company has furnished to the Trustee an Officers’ Certificate and an Opinions of Counsel, each meeting the applicable requirements of the Mortgage.

NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS:

That the Trustee does hereby reconvey and transfer to the Company all of its right, title and interest as Trustee in and to the Mortgaged and Pledged Property and does hereby cancel, discharge and satisfy the Lien of the Mortgage, and does hereby acknowledge the same to be fully satisfied and discharged;

That it is the intention of the Trustee to fully and finally cancel and discharge the Lien created by the Mortgage and terminate any and all security interests created by the Mortgage. This instrument shall be effective to cancel, discharge and satisfy such Lien and security interests, however the same may be evidenced (including, but not limited to, any filing denominated, recorded or indexed as a deed of trust, chattel mortgage, lien on machinery situated on realty, instrument containing after-acquired property provisions, utility security instrument or notice of utility security instrument affecting real property) and notwithstanding (i) the omission of any reference to any filing evidencing the Mortgage or any index or set of records containing such filing, and (ii) any error in the recording data of any filing evidencing the Mortgage set forth herein;

That the Trustee, for value received as aforesaid, does hereby acknowledge the cancellation and satisfaction of, and discharges, the Mortgage, except for any surviving obligations of the Company under the Original Mortgage.

TO HAVE AND TO HOLD the Mortgaged and Pledged Property, hereby reconveyed and transferred to the Company, its successors and assigns, to its and their own proper use, benefit and behoof forever, free, clear and discharged of and from any and all liens and claims under and by virtue of the Mortgage.

The recitals herein contained are made upon representations made by the Company to the Trustee and the Trustee assumes no responsibility in respect of such recitals. This instrument is executed by the Trustee without any covenant or warranty of title, or any other covenant, warranty of representation, either express or implied, except that the Trustee represents that it has authority and capacity to act as Trustee in executing this instrument.

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. All capitalized terms not defined herein which are defined in the Mortgage shall have the same meaning as used in the Mortgage.

THE BANK OF NEW YORK, Trustee

By	/s/ Remo Reale
Name: Remo Reale
Title: Vice President

Attest:

/s/ Robert A. Massimillo

Executed, sealed and delivered by THE BANK OF NEW YORK in the presence of:

/s/ Patricia Sallajohn

/s/ Dusty Miller

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On this 25th day of October, before me, a notary public, the undersigned officer, personally appeared Remo Reale, who acknowledged himself to be a Vice President of THE BANK OF NEW YORK, a New York banking corporation and that he, as such Vice President, being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as Vice President.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

Joseph A. LLoret Notary Public, State of New York Commission Expires: June 24, 2006

5